UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 15, 2003

RAMCO-GERSHENSON PROPERTIES TRUST

(Exact name of registrant as specified in its Chapter)

Maryland	1-10093	13-6908486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27600 Northwestern Highway, Suite 200, Southfield, Michigan	48034

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(248) 350-9900

Not applicable

(Former name or former address, if changed since last report)

SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release

Items 1–6.	Not applicable.

Item 7.

(a) – (b)	Not applicable.

(c)	Exhibits.

Attached as an Exhibit to this form is the document listed below:

Exhibit	Document

99.1	Press release dated October 15, 2003

Item 8.	Not applicable.

Item 9.	REGULATION FD DISCLOSURE

     On October 15, 2003, the Company issued the press release attached to this form as Exhibit 99.1.

Item 10-12.	Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date: October 16, 2003	By:	/s/ Dennis Gershenson

	Name:	Dennis Gershenson
	Title:	President/CEO

INDEX TO EXHIBITS

Exhibit	Document

99.1	Press release dated October 15, 2003